SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES
OF WELLS FARGO MULTI-ASSET FUNDS
For the Wells Fargo WealthBuilder Growth Allocation Fund (the “Fund”)

At a meeting held August 10-12, 2020, the Board of Trustees of the Fund approved the following changes, effective on or about October 30, 2020.

I. Name Change The Fund will change its name to the Wells Fargo Spectrum Growth Fund.

II. Principal Investment Strategy Changes The first nine paragraphs of the sections entitled “Principal Investment Strategies” for the Fund will be deleted and replaced with the following:

The Fund is a fund-of-funds that invests in various affiliated and unaffiliated mutual funds and exchange-traded funds (“Underlying Funds”) to pursue its investment objective. We seek to achieve the Fund’s investment objective by allocating up to 70% of its assets to stock funds, up to 35% of its assets to bond funds, up to 25% of its assets to inflation sensitive funds and up to 15% of its assets to alternative investment funds. The Fund’s broad diversification helps to reduce the overall impact of any one asset class underperforming, but may also limit upside potential.

The Fund’s “neutral” target allocation is as follows:

■	58% of the Fund’s total assets in stock funds;

■	26% of the Fund’s total assets in bond funds;

■	15% of the Fund’s total assets in inflation sensitive funds; and

■	3% of the Fund’s total assets in alternative investment funds.

We may adjust the Fund’s target allocation throughout the year.

The Fund is a diversified portfolio of stock, bond, inflation sensitive, and alternative investment strategy funds, with an emphasis on stocks. Stock holdings are diversified across a wide range of stock fund styles, including large company, small company and international. Bond holdings are diversified across a wide range of bond fund styles that consist of short- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds, and foreign issues. Inflation sensitive holdings are allocated across funds with investment strategies commonly used to protect against the effects of inflation, which may include, but are not limited to, investments in inflation protected bonds, commodities, natural resources, precious metals, or real estate. Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, risk premia, managed futures, merger arbitrage, global multi-asset, long-short, market neutral, or other tactical investment strategies. An Underlying Fund that is considered an “inflation sensitive fund” or “alternative investment fund” may hold equity and/or fixed income securities as part of its underlying portfolio holdings. We consider the Underlying Fund’s overall strategy in determining whether it is a “stock fund,” “bond fund,” “inflation sensitive fund,” or “alternative investment fund” for purposes of making investments consistent with the Fund’s target allocations.

We employ both quantitative analysis and qualitative judgments in making tactical allocations among asset classes. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and market technicals. Changes to effective allocations in the Fund may be implemented with index futures contracts or by buying and selling Underlying Funds, or both.

The Fund incorporates a futures overlay strategy that contains three specific risk management components: 1.) Tactical Asset Allocation (TAA) Overlay, 2.) Volatility Management Overlay (VMO), and 3.) Put Replication Overlay (PRO). Together these strategies will allow the Fund to attempt to manage short-term volatility, mitigate risk and/or improve returns under certain market conditions. To execute this overlay strategy, the Fund invests in long and/or short positions in exchange-traded futures contracts across a variety of asset classes, which include, but are not limited to, stocks, bonds, and currencies.

1. The Tactical Asset Allocation (TAA) Overlay seeks to improve the Fund’s risk/return profile through the tactical use of futures contracts. The TAA Overlay uses qualitative and quantitative inputs to guide equity and fixed income exposures in the Fund. Dependent upon market conditions, the TAA Overlay may increase or decrease exposures to a given asset class.

2. The Volatility Management Overlay (VMO) seeks to keep the Fund’s short-term volatility in-line with its strategic long-term target. The VMO uses quantitative inputs and strives to decrease the portfolio’s effective equity exposure when projected equity market volatility is higher than average, and increasing the portfolio’s effective equity exposure when projected equity market volatility is lower than average. The VMO may increase exposures to a given asset class under certain market conditions while decreasing exposure during others.

3. The Put Replication Overlay (PRO) is a quantitatively driven, structured hedging component designed to buffer the Fund against portfolio losses. Although executed using futures contracts, this component is designed substantially to replicate the payout structure of a theoretical protective put option on a given portfolio. The PRO will only seek to decrease market exposure under certain market conditions.

III. Revised Portfolio Asset Allocation Table The information under the heading “Portfolio Asset Allocation” within the sections entitled “Principal Investment Strategies” for the Fund will be replaced with the following:

The following table provides the Fund’s neutral allocation and target ranges.

Asset Class	Neutral Position[1]	Range[2]
Stock Funds	58%	50% to 70%
Bond Funds	26%	15% to 35%
Inflation Sensitive Funds	15%	5% to 25%
Alternative Investment Funds	3%	0% to 15%
Tactical Asset Allocation Overlay	0%	-10% to 10%
Volatility Management Overlay	0%	-10% to 10%
Put Replication Overlay	0%	-60% to 0%
1.	Totals add up to over 100% due to rounding.
2.	Negative values represent short positions in futures contracts that may be taken using the applicable overlay strategy.

August 13, 2020	WBP080B/P810S3